UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

April 25, 2025 (April 24, 2025)
Date of Report (date of earliest event reported)

Rimini Street, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37397	36-4880301
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1700 S. Pavilion Center Drive, Suite 330
Las Vegas, NV 89135
(Address of principal executive offices) (Zip Code)

(702) 839-9671
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, par value $0.0001 per share	RMNI	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2) of this chapter.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

ITEM 7.01	REGULATION FD

On April 24, 2025, as a result of a mandate (the “Mandate”) issued in March 2025 by the United States Court of Appeals for the Ninth Circuit (the “Ninth Circuit”) returning jurisdiction over Case Number 2:14-cv-01699-MMD-DJA (“Rimini II”) to the United States District Court for the District of Nevada (the “District Court”), which case was originally filed by Rimini Street, Inc. (the “Company”) against certain subsidiaries of Oracle Corporation (collectively, “Oracle”) in October 2014, the District Court concurrently entered (i) an Order on Mandate explaining how it will effectuate the Ninth Circuit’s Mandate and (ii) a Modified Permanent Injunction, relating to the portions of the permanent injunction originally issued in July 2023 against the Company in the Rimini II litigation that the Company either did not appeal or that the Ninth Circuit did not previously vacate on appeal.

Copies of the Order on Mandate and the Modified Permanent Injunction are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated herein by reference. All information in this Item 7.01 is presented as of the date of this Current Report on Form 8-K and not any future date, and the Company does not undertake any obligation to, and disclaims any duty to, update any of the information provided.

Please see the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, as filed with the United States Securities and Exchange Commission on February 27, 2025, for additional information and disclosures regarding the Company’s litigation with Oracle.

The information presented in Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section, unless the Company specifically states that the information is to be considered “filed” under the Exchange Act or specifically incorporates it by reference in any filing under the Securities Act of 1933 or the Exchange Act.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)    Exhibits.

Exhibit No.	Exhibit Title

99.1*	Order on Mandate entered by the United States District Court for the District of Nevada on April 24, 2025
99.2*	Modified Permanent Injunction entered by the United States District Court for the District of Nevada on April 24, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*Furnished herewith

SIGNATURES

`    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

RIMINI STREET, INC.

Dated: April 25, 2025	By:	/s/ Seth A. Ravin
Name: Seth A. Ravin
Title: President and Chief Executive Officer

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